EXHIBIT 99.1

ASP Isotopes and Isotopia Announce Supply Agreement for Gadolinium-160 to Accelerate Terbium-161 Production for Advanced Cancer Therapies

- Gadolinium-160 is a critical precursor isotope for producing Terbium-161, an emerging medical isotope with significant potential in targeted radiotherapies.

- Supply agreement is for four years’ supply of enriched Gd-160, commencing in 2026, with an expected minimum contract value of $1 million per annum.

Washington, D.C., June 4, 2025 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. NASDAQ: ASPI ("ASP Isotopes” or the “Company”), an advanced materials company dedicated to the development of technology and processes for the production of isotopes for use in multiple industries, today announced that it has recently entered into a supply agreement with Isotopia Molecular Imaging Ltd. related to the supply of enriched Gadolinium-160 (Gd-160), a critical precursor isotope for producing Terbium-161 (Tb-161), an emerging medical isotope with significant potential in targeted radiotherapeutics.

This agreement addresses longstanding supply challenges for Gd-160, enabling Isotopia to advance Tb-161-based therapies for prostate cancer, neuroendocrine tumours, and other malignancies.

Under the agreement, ASP Isotopes will leverage its proprietary Quantum Enrichment technology to provide Isotopia with enriched Gd-160, a stable isotope essential for manufacturing Tb-161.  The supply agreement is for four years’ supply, commencing in 2026, with an expected minimum contract value of $1 million per annum.

The collaboration combines ASP Isotopes’ expertise in large-scale isotope enrichment—previously demonstrated through its production of Ytterbium-176 (Yb-176)—with Isotopia’s proven capabilities in commercial-scale medical isotope production. Isotopia has consistently manufactured Lutetium-177 (Lu-177) and maintained weekly Tb-161 production for its clinical trials over the past two years.

Paul Mann, CEO of ASP Isotopes, emphasized the agreement’s significance: “By supplying Gd-160, we are eliminating a major bottleneck in the development of Tb-161 therapies. Our investment in enrichment technology positions us to support the radiopharmaceutical industry’s growing demand for stable isotopes. This partnership accelerates the path to clinical adoption of Tb-161, which could redefine cancer treatment paradigms.”

Dr. Eli Shalom, CEO of Isotopia, highlighted Tb-161’s therapeutic advantages: “Tb-161’s dual mechanism of action, including Auger electron emissions, enables precise targeting of micro-metastases while minimizing damage to healthy tissues. This partnership ensures a reliable Gd-160 supply chain, allowing us to scale production and advance our Tb-161-labeled drug candidates toward commercialization. We produce in our site in Israel and shortly the production will start in our second site in Indianapolis in the US.”

Tb-161’s Auger electrons induce double-strand DNA breaks in cancer cells, offering potential advantages over Lu-177 and alpha-emitting isotopes. This precision aligns with the oncology field’s shift toward targeted radiotherapeutics, which improve efficacy and reduce side effects. The agreement comes as global interest in radiopharmaceuticals surges, driven by their ability to deliver localized radiation therapy via tumour-seeking molecules.

It is expected that Gd-160 will be enriched using the Company’s Quantum Enrichment process, a novel laser-based approach to enriching isotopes. The Gd-160 plant will be part of a large Quantum plant that the Company is in the process of designing and constructing. Additional isotopes that are expected to be enriched in this large-scale laser facility include Nickel-64, Zinc-68, Ytterbium-176, Barium-137, Ytterbium-171 and Lithium 6/7.

This partnership positions both companies at the forefront of the radiopharmaceutical revolution, with the potential to expand treatment options for cancer patients worldwide. The Company is in discussions with other customers who require Gd-160 and expects to sign additional orders during 2025.

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. The ASP Technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

About Isotopia Molecular Imaging Ltd.

Isotopia is a global leader in medical isotope production, with facilities in Israel, Europe, and the U.S. Its integrated platform includes cyclotrons, Lu-177 and Tb-161 production sites, and sterile manufacturing capabilities. The company collaborates with researchers and clinicians to develop novel radiopharmaceuticals for diagnostics and targeted therapy.

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Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements relating to the commencement of supply of isotopes to customers and the application of new technology for the enrichment of isotopes, the planned construction of additional isotope enrichment facilities, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: the failure to obtain necessary regulatory and shareholder approvals for the proposed acquisition of Renergen; disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; significant transaction costs and unknown liabilities related to the proposed acquisition of Renergen; litigation or regulatory actions related to the proposed acquisition of Renergen; the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the proposed the construction and commissioning of our enrichment plant(s) or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights and certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

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